UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2020 (March 10, 2020)

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code) 1411 Harney St., Suite 200 Omaha, Nebraska 68102

(857) 256-0079

(Former name or address, if changed since last report)

Not Applicable

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER ITEMS

On March 10, 2020, FIF Airebeam LLC, a wholly owned subsidiary of Boston Omaha Corporation (“the Company”) acquired substantially all of the business assets of  FibAire Communications, LLC, a provider of broadband services in several communities in Arizona.  The acquisition is not deemed to constitute a significant business combination under the provisions of Regulation S-X  as promulgated by the U.S. Securities and Exchange Commisision.

In addition, on March 10, 2020, the Company issued a press release entitled “Boston Omaha Corporation Enters its Third Line of  Business with the Acquisition of AireBeam Communications, a Rural Fiber-to-the-Home and Fixed Wireless Broadband Internet Provider."  The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The press release was also simultaneously filed on the Company’s website.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)                      Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

99.1

Press release, dated March 10, 2020, titled “Boston Omaha Corporation Enters its Third Line of Business with the Acquisition of AireBeam Communications, a Rural Fiber-to-the-Home and Fixed Wireless Broadband Internet Provider.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION
(Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger
Chief Financial Officer

Date: March 10, 2020

3